UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2009

PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 4, 2009, Primus Guaranty, Ltd. (“Primus Guaranty”) issued a press release announcing operating results for the quarter ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. This exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Statements in the press release referred to above that are not historical facts are forward-looking and based on management’s projections, assumptions and estimates; actual results may vary materially. Forward-looking statements are subject to certain risks and uncertainties, which include but are not limited to: fluctuations in the economic, credit, interest rate or foreign currency environment in the United States and abroad; the level of activity within the national and international credit and capital markets; the level of activity in the leveraged buyout and private equity markets; competitive conditions and pricing levels; changes in rating agency requirements or methodology; counterparty limits and risks; legislative and regulatory developments; technological developments; changes in tax laws; changes in national or international political or economic conditions, including any terrorist attacks, and uncertainties that have not been identified at this time. Further factors concerning financial risks and results are contained in Primus Guaranty’s Annual Report on Form 10-K and other reports filed with the U.S. Securities and Exchange Commission. Such statements are made pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995 and identify important risk factors that could cause Primus Guaranty’s actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Primus Guaranty.

Consequently, all of the forward-looking statements made in the press release referred to above are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Primus Guaranty will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Primus Guaranty or its business or operations. Primus Guaranty assumes no obligation to update publicly any such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 4, 2009 issued by the Registrant

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /s/ Richard Claiden
       Richard Claiden
       Chief Financial Officer
       (Duly Authorized Officer and Principal Financial Officer)

Dated: February 4, 2009

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated February 4, 2009 issued by the Registrant

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